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[LOGO] BANK OF AMERICA                                   AMENDMENT TO DOCUMENTS
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                              AMENDMENT NO. TWO TO
                             BUSINESS LOAN AGREEMENT

    This Amendment No. Two (the "Amendment") dated as of March 18th, 1998, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and IMPCO TECHNOLOGIES, INC. (the "Borrower").

                                     RECITALS

    A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of October 7, 1997, as previously amended (the
"Agreement").

    B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. AMENDMENTS. The Agreement is hereby amended as follows:

        2.1 Subparagraph (a) of Paragraph 1.3 of the Agreement is amended in its entirety to read as follows:

             "(a) Unless the Borrower elects an optional interest rate as described below, the interest rate is the Bank's Reference rate MINUS one-quarter (0.25) of one percentage point."

        2.2 Paragraph 1.5 of the Agreement is amended in its entirety to read as follows:

             "1.5 OPTIONAL INTEREST RATES. Instead of the interest rate based on the Bank's Reference Rate, the Borrower may elect the optional interest rates listed below for this Facility No. 1 during interest periods agreed to by the Bank and the Borrower. The optional interest rates shall be subject to the terms and conditions described later in this Agreement. Any principal amount bearing interest at an optional rate under this Agreement is referred to as a `Portion.' The following optional interest rates are available:

                    (a) the Cayman Rate plus 1.50 percentage points.

                    (b) the LIBOR Rate plus 1.50 percentage points."

        2.3 Subparagraph (b) of Paragraph 4.4 is amended in its entirety to read as follows:

             "(b)   The Borrower will repay principal in installments on the
             dates and in the amounts set forth on Exhibit A attached here to."

        2.4 Paragraph 4.5 of the Agreement is amended in its entirety to read as follows:

             "4.5 OPTIONAL INTEREST RATES. Instead of the interest rate based on the Bank's Reference Rate, the Borrower may elect the optional interest rates listed below for this Facility No. 4 during interest periods agreed to by the Bank and the Borrower. The optional interest rates shall be subject to the terms and conditions described later in this Agreement. Any principal amount bearing interest at an optional rate under this Agreement is referred to as a `Portion.' The following optional interest rates are available:

                    (a) the Cayman Rate plus 1.75 percentage points.

                    (b) the LIBOR Rate plus 1.75 percentage points."



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        2.5  An Exhibit A is added to the Agreement as set forth on Exhibit A attached here to.

     3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION     IMPCO TECHNOLOGIES, INC.

x /s/ Karim Teymourtache                   x /s/ Thomas M. Costales
---------------------------------          --------------------------
By: KARIM TEYMOURTACHE, VICE PRESIDENT     By: THOMAS M. COSTALES
                                           Title: CFO



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                                   EXHIBIT A

                       DUE DATE                PAYMENT AMOUNT
                       --------                --------------
                        March 5, 1998              $165,000
                        June 5, 1998               $165,000
                        September 8, 1998          $165,000
                        December 7, 1998           $165,000
                        March 5, 1999              $165,000
                        June 7, 1999               $165,000
                        September 7, 1999          $165,000
                        December 6, 1999           $165,000
                        March 6, 2000              $165,000
                        June 5, 2000               $165,000
                        September 5, 2000          $165,000
                        December 5, 2000           $165,000
                        March 5, 2001              $165,000
                        June 5, 2001               $165,000
                        September 5, 2001          $165,000
                        December 5, 2001           $165,000
                        March 5, 2002              $165,000
                        June 5, 2002               $165,000
                        September 5, 2002          $165,000
                        December 5, 2002           $165,000



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION     IMPCO TECHNOLOGIES, INC.

x /s/ Karim Teymourtache                   x /s/ Thomas M. Costales
---------------------------------          --------------------------
By: KARIM TEYMOURTACHE, VICE PRESIDENT     By: THOMAS M. COSTALES
                                           Title: CFO